                                                                   Exhibit 10.13



                                                                  CONFORMED COPY
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                               Perkinelmer, Inc.,
                           Perkinelmer Holdings, Inc.,
                        Perkinelmer Life Sciences, Inc.,
                             Receptor Biology, Inc.,
                          Perkinelmer Instruments LLC,
                      Perkinelmer Optoelectronics NC, Inc.,
                      Perkinelmer Optoelectronics SC, Inc.
                                       and
                            Perkinelmer Canada, Inc.,
                                 as Originators,


                                       and


                        Perkinelmer Receivables Company,
                                    as Buyer


================================================================================


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                                TABLE OF CONTENTS

SECTION                     HEADING                                        PAGE

SECTION 1.      DEFINITIONS AND RELATED MATTERS.............................1

  Section 1.1.  Defined Terms...............................................1
  Section 1.2.  Other Interpretive Matters..................................2

SECTION 2.    AGREEMENT TO CONTRIBUTE, PURCHASE AND SELL....................2

  Section 2.1.  Purchase and Sale...........................................2
  Section 2.2.  Timing of Contribution, Purchases...........................3
  Section 2.3.  Purchase Price..............................................3
  Section 2.4.  Transfer of Records to Buyer................................4
  Section 2.5.  No Recourse or Assumption of Obligations....................4

SECTION 3.    ADMINISTRATION AND COLLECTION.................................5

  Section 3.1.  Collection Agent............................................5
  Section 3.2.  Deemed Collections..........................................5
  Section 3.3.  Application of Collections..................................6
  Section 3.4.  Responsibilities of Originator..............................6

SECTION 4.    REPRESENTATIONS AND WARRANTIES................................6

  Section 4.1.  Mutual Representations and Warranties.......................6
  Section 4.2.  Additional Representations by Each Originator...............7

SECTION 5.    GENERAL COVENANTS.............................................8

  Section 5.1.  Covenants...................................................8
  Section 5.2.  Organizational Separateness................................12

SECTION 6.    TERMINATION OF PURCHASES.....................................12

  Section 6.1.  Voluntary Termination......................................12
  Section 6.2.  Automatic Termination......................................12

SECTION 7.    INDEMNIFICATION..............................................12

  Section 7.1.  Originators' Indemnity.....................................12
  Section 7.2.  Indemnification Due to Failure to Consummate Purchase......13

SECTION 8.    MISCELLANEOUS................................................13

  Section 8.1.  Amendments, Waivers, Etc...................................13
  Section 8.2.  Assignment of Receivables Purchase Agreement...............14
  Section 8.3.  Binding Effect; Assignment.................................14
  Section 8.4.  Survival...................................................14


                                      -i-

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  Section 8.5.  Costs, Expenses and Taxes..................................14
  Section 8.6.  Execution in Counterparts; Integration.....................15
  Section 8.7.  Governing Law; Submission to Jurisdiction..................15
  Section 8.8.  No Proceedings.............................................15
  Section 8.9.  Loans by Buyer to Originators..............................15
  Section 8.10. Notice.....................................................15
  Section 8.11. Entire Agreement...........................................15
  Section 8.12. Payments in Relevant Currency..............................15

SIGNATURE..................................................................17

      THIS PURCHASE AND SALE AGREEMENT dated as of December 21, 2001 (this "Agreement") is among PERKINELMER, INC., a Massachusetts corporation, PERKINELMER HOLDINGS, INC., a Massachusetts corporation, PERKINELMER LIFE SCIENCES, INC., Delaware, corporation, RECEPTOR BIOLOGY, INC., a Delaware corporation, PERKINELMER INSTRUMENTS LLC, a Delaware limited liability company, PERKINELMER OPTOELECTRONICS NC, INC., a Delaware corporation, PERKINELMER OPTOELECTRONICS SC, INC., a Delaware corporation, and PERKINELMER CANADA, INC., a Canada corporation (each an "Originator" and collectively, the "Originators"), and PERKINELMER RECEIVABLES COMPANY, a Delaware corporation ("Buyer"). The parties agree as follows:

SECTION 1.  DEFINITIONS AND RELATED MATTERS.

      Section 1.1. Defined Terms. In this Agreement, unless otherwise specified or defined herein: (a) capitalized terms are used as defined in Schedule I to the Receivables Sale Agreement dated as of the date hereof (as amended or modified from time to time, the "Second Tier Agreement") among Buyer, PerkinElmer, Inc., as collection agent (the "Initial Collection Agent"), Windmill Funding Corporation, the committed purchasers party thereto, and ABN AMRO Bank N.V. as the Agent, as such agreement may be amended or modified from time to time; and (b) terms defined in Article 9 of the UCC and not otherwise defined herein are used as defined in such Article 9 as in effect on the date hereof.

      In addition, the following terms will have the meanings specified below:

      "Applicable Locations" means the following business locations of
PerkinElmer:

      35 Congress Street
      Salem, MA  01970,

      1 Mound Road, Bldg. 63
      Miamisburg, OH  45342,

      1330 East Cypress Street
      Covina, CA  91724, and

      10900 Page Avenue
      St. Louis, MO  63132.

      "Available Funds" is defined in Section 2.3(b) hereof.

      "Closing Date" means the date on which this Agreement and the Second Tier Agreement become effective in accordance with their terms.

      "Excluded Losses" is defined in Section 7.1 hereof.

      "Initial Funding Date" means December 21, 2001.

      "Outstanding Balance" means, with respect to a Receivable at any time, the outstanding principal balance thereof.

      "Purchase Price" means, with respect to each Purchase, the product obtained by multiplying (a) one minus the Required Discount as of the date of such Purchase by (b) the Outstanding Balance of the Receivables purchased.

      "Required Discount" means, two percent (2%) with respect to all Originators until, as to any Originator, such Originator and the Buyer determine otherwise.

      "Settlement Date" means, with respect to any Settlement Period, the twentieth day of the immediately succeeding calendar month (or, if such day is not a Business Day, the next preceding Business Day).

      "Settlement Period" means a calendar month (or, in the case of the first Settlement Period, the period from the Initial Funding Date to the end of the next succeeding calendar month following the calendar month in which the Initial Funding Date occurs).

      "Sold Property" is defined in Section 2.1.

      "United States Originator" means any Originator other than the Canadian Originator.

      Section 1.2. Other Interpretive Matters. In this Agreement, unless otherwise specified: (a) references to any Section or Annex refer to such Section of, or Annex to, this Agreement, and references in any Section or definition to any subsection or clause refer to such subsection or clause of such Section or definition; (b) "herein," "hereof," "hereto," "hereunder" and similar terms refer to this Agreement as a whole and not to any particular provision of this Agreement; (c) "including" means including without limitation, and other forms of the verb "to include" have correlative meanings; (d) the word "or" is not exclusive; and (e) captions are solely for convenience of reference and shall not affect the meaning of this Agreement.

SECTION 2.  AGREEMENT TO CONTRIBUTE, PURCHASE AND SELL.

      Section 2.1. Purchase and Sale. On the terms and subject to the conditions set forth in this Agreement, each Originator hereby sells to Buyer, and Buyer hereby purchases from each Originator, all of such Originator's right, title and interest in, to and under the Receivables originated by such Originator, all Related Security and all proceeds thereof (including all Collections with respect thereto) (the "Sold Property"), in each case whether now existing or hereafter arising or acquired. The Originators and the Buyer hereby confirm and agree that for the purposes of this Agreement, that "Receivables" of PerkinElmer Canada sold hereunder shall include only accounts receivable owed by United States-based Persons that pay such Receivables from the United States payable in United States dollars and that "Receivables" of PerkinElmer shall include only the accounts receivable originated and invoiced from the Applicable Locations.

      Section 2.2. Timing of Contribution, Purchases. $3,500,000 of the Receivables of PerkinElmer, Inc. existing at the opening of PerkinElmer, Inc.'s business on the Initial Funding Date are hereby contributed by PerkinElmer, Inc. as capital to Buyer on the Initial Funding Date. All of the remaining Receivables and Related Security existing at the opening of the Originators' business on the Initial Funding Date are hereby sold to Buyer as of the Initial Funding Date. On each Business Day after the Initial Funding Date, until the occurrence of the Termination Date, each Originator agrees to sell to the Buyer; and the Buyer agrees to buy from each Originator, all Receivables existing as of the close of business on the immediately preceding Business Day which have not been previously purchased hereunder, together with all of the Related Security relating to such Receivables and all Collections with respect to and other proceeds of such Receivables. Until the Termination Date, each purchase described in the preceding sentence shall automatically occur at 3:00 p.m. (New York time) on the date of such purchase subject to the payment of the Purchase Price under Section 2.3, but otherwise without further action on the part of the Originator and the Buyer. The proceeds with respect to each Receivable (including all Collections with respect thereto) shall be sold at the same time as such Receivable, whether such proceeds (or Collections) exist at such time or arise or are acquired thereafter.

      Section 2.3. Purchase Price. (a) The aggregate purchase price for the Receivables originated by an Originator sold on the Initial Funding Date shall be the Purchase Price. The purchase price for Receivables subsequently sold during any Settlement Period shall be calculated in accordance with the Purchase Price then in effect.

      (b) On the Initial Funding Date, Buyer shall pay each Originator the purchase price for the Receivables originated by it sold on that date. On each Business Day after the Initial Funding Date on which an Originator sells any Receivables originated by it to Buyer pursuant to the terms of Section 2.1, until the termination of the purchase and sale of Receivables under Section 6 hereof, Buyer shall pay to such Originator the purchase price of such Receivables (i) by depositing into such account as such Originator shall specify immediately available funds from monies then held by or on behalf of Buyer solely to the extent that such monies do not constitute Collections that are required to be identified or are deemed to be held by the Collection Agent pursuant to the Second Tier Agreement for the benefit of, or required to be distributed to, the Agent or the Purchasers pursuant to the Second Tier Agreement or required to be paid to the Collection Agent as the Collection Agent Fee, or otherwise necessary to pay current expenses of Buyer (in its reasonable discretion) (such available monies, the "Available Funds") and provided that such Originator has paid all amounts then due by such Originator hereunder or
(ii) by increasing the principal amount owed to such Originator under a promissory note (as amended or modified from time to time, each a "Subordinated Note" and collectively the "Subordinated Notes") executed and delivered by Buyer to the order of such Originator as of the Initial Funding Date; provided, however, that the Buyer may not increase the principal amount owed under a Subordinated Note if, as a result thereof (and after giving effect thereto), the Buyer's net worth (calculated after giving effect to all such purchases and all outstanding Subordinated Notes) would be less than three percent (3%) of the aggregate Outstanding Balance of Receivables at such time. The outstanding principal amount owed to an Originator under the related Subordinated Notes may be reduced from time to time as provided in Section 3.2 hereof or by payments made by Buyer from Available Funds, provided that such Originator has paid all amounts then due to Buyer by such Originator hereunder. Each Originator shall make all appropriate record keeping entries with respect to amounts due to such Originator under the related Subordinated Notes to reflect payments by Buyer thereon and increases of the principal amount thereof, and such Originator's books and records shall constitute rebuttable presumptive evidence of the principal amount of and accrued interest owed to such Originator under the related Subordinated Notes. Each Originator, by accepting the proceeds of the Purchase Price for a sale of Receivables, shall be deemed to have certified to the Buyer the satisfaction of all conditions precedent to such sale, and title to the Receivables included in such sale shall vest in the Buyer regardless of whether the conditions precedent have in fact been satisfied. All amounts to be paid by the Buyer to an Originator hereunder shall be paid in accordance with the terms hereof no later than 12:00 p.m. (New York time) on the date when due in immediately available funds to such accounts as the Originator may from time to time specify in writing. Payments received by an Originator after such time shall be deemed to have been received on the next Business Day. In the event that any payment becomes due on a day which is not a Business Day, then such payment shall be made on the next succeeding Business Day. The Buyer shall, to the extent permitted by law, pay to each Originator, on demand, interest on all amounts not paid when due hereunder at 2% per annum above the Prime Rate in effect on the date such payment was due; provided, however, that such interest rate shall not at any time exceed the maximum rate permitted by applicable law. All computations of interest payable hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

      Section 2.4. Transfer of Records to Buyer. (a) Each purchase of Receivables hereunder shall include the transfer to the Buyer of all of the applicable Originator's right and title to and interest in the records relating to such Receivables and rights to the use of the Originator's computer software to access and create the records, and each Originator hereby agrees that such transfer shall be effected automatically with each such purchase, without any action on the part of the parties hereto or any further documentation.

      (b) Each Originator shall take such action reasonably requested by the Buyer, from time to time hereafter, that may be necessary or appropriate to ensure that the Buyer and its assignees have an enforceable ownership interest in the records relating to the Receivables purchased hereunder, including the rights to the use of computer software to access and create the records.

      Section 2.5. No Recourse or Assumption of Obligations. The contribution, purchase and sale of Receivables under this Agreement shall be without recourse to the Originators, provided, however, that (i) each Originator shall be severally liable to the Buyer for all representations, warranties and covenants made by such Originator pursuant to this Agreement and (ii) such contribution, purchase and sale does not constitute and is not intended to result in an assumption by the Buyer of any assignee of any obligation of the Originators or any other person arising in connection with the Receivables. Each Originator and Buyer intend that the sale transactions hereunder shall be absolute and irrevocable and shall constitute true sales of Receivables by such Originator to Buyer, providing Buyer with the full risks and benefits of ownership of the Receivables originated by such Originator (such that the Receivables would not be property of such Originator's estate in the event of such Originator's bankruptcy). If, however, with respect to Sold Property conveyed to the Buyer by the Originators, despite the intention of the parties, the conveyances provided for in this Agreement are determined not to be "true sales" of such Sold

Property from the Originators to Buyer, then this Agreement shall also be deemed to be a "security agreement" within the meaning of Article 9 of the UCC and (i) each United States Originator hereby grants to Buyer a "security interest" within the meaning of Article 9 of the UCC, (ii) PerkinElmer Canada, Inc. hereby grants to Buyer a "security interest" within the meaning of the Personal Property Act (Ontario) and a "movable hypotec" within the meaning of the Civil Code of Quebec, and, in all of such Originator's right, title and interest in and to the such Sold Property, now existing and thereafter created, to secure a loan in an amount equal to the aggregate purchase prices therefor and each of such Originator's other payment obligations under this Agreement.

      Buyer shall not have any obligation or liability with respect to any Receivable, nor shall Buyer have any obligation or liability to any Obligor or other customer or client of an Originator (including any obligation to perform any of the obligations of such Originator under any Receivable).

SECTION 3. ADMINISTRATION AND COLLECTION.

      Section 3.1. Collection Agent. The Initial Collection Agent shall be responsible for the servicing, administration and collection of the Receivables, all on the terms set out in (and subject to any rights to terminate the Initial Collection Agent as Collection Agent pursuant to) the Second Tier Agreement. Pursuant to the terms of the Second Tier Agreement, the Initial Collection Agent has the right to appoint an Affiliate of the Initial Collection Agent to perform certain services set forth in Article III of the Second Tier Agreement.

      Section 3.2. Deemed Collections. If on any day the outstanding balance of a Receivable is reduced or cancelled as a result of any defective or rejected goods or services, any cash discount or adjustment (including any adjustment resulting from the application of any special refund or other discounts or any reconciliation), any setoff or credit (whether such claim or credit arises out of the same, a related, or an unrelated transaction) or other reason not arising from the financial inability of the Obligor to pay undisputed indebtedness, (i) the applicable Originator shall be deemed to have received on such day a Collection on such Receivable in the amount of such reduction or cancellation and (ii) such Receivable shall thereupon be, or be deemed to be reconveyed to an Originator. If on any day any representation, warranty, covenant or other agreement of an Originator related to a Receivable set forth in Section 4.2(a) and 4.2(g) is not true or is not satisfied, (i) such Originator shall be deemed to have received on such day a Collection in the amount of the outstanding balance of such Receivable and (ii) such Receivable shall thereupon be, or be deemed to be reconveyed to such Originator. Not later than the first Settlement Date after an Originator is deemed pursuant to this Section 3.2 to have received any Collections, such Originator shall transfer to Buyer, in immediately available funds, the amount of such deemed Collections; provided, however, that if no such application is required under the Second Tier Agreement, Buyer and such Originator may agree to reduce the outstanding principal amount of the Subordinated Notes in lieu of all or part of such transfer. To the extent that Buyer subsequently collects any payment with respect to any such "receivable," Buyer shall pay the applicable Originator an amount equal to the amount so collected, such amount to be payable not later than the first Settlement Date after Buyer has so collected such amount.

      Section 3.3. Application of Collections. Any payment by an Obligor in respect of any indebtedness owed by it to the related Originator shall, except as otherwise specified by such Obligor (including by reference to a particular invoice), or required by the related contracts or law, be applied, first, as a Collection of any Receivable or Receivables then outstanding of such Obligor in the order of the age of such Receivables, starting with the oldest of such Receivables, and, second, to any other indebtedness of such Obligor to such Originator.

      Section 3.4. Responsibilities of Originator. Each Originator shall pay when due all Taxes payable in connection with the Receivables originated by it or their creation or satisfaction. Each Originator shall perform all of its obligations under agreements related to the Receivables originated by it to the same extent as if interests in such Receivables had not been transferred hereunder. The Agent's or any Purchaser's exercise of any rights hereunder or under the Second Tier Agreement shall not relieve any Originator from such obligations. Neither the Agent nor any Purchaser shall have any obligation to perform any obligation of any Originator in connection with the Receivables.

SECTION 4. REPRESENTATIONS AND WARRANTIES.

      Section 4.1. Mutual Representations and Warranties. Each of the Originators severally represents and warrants to the Buyer and its assignee as follows:

            (a) Corporate Existence and Power. It is a corporation, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all power and authority and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is now conducted, except where failure to obtain such license, authorization, consent or approval would not have a material adverse effect on (i) its ability to perform its obligations under, or the enforceability of, any Transaction Document, (ii) its business or financial condition, (iii) the interests of Buyer or its assigns under any Transaction Document or (iv) the enforceability or collectibility of a material portion of the Receivables.

            (b) Authorization and No Contravention. Its execution, delivery and performance of each Transaction Document to which it is a party and the creation of all security interests provided for herein and therein (i) are within its powers, (ii) have been duly authorized by all necessary company action, (iii) do not contravene or constitute a default under: (A) any applicable law, rule or regulation, (B) its articles of incorporation or charter or by-laws or other organizational documents or (C) any agreement, order or other instrument to which it is a party or its property is subject and (iv) will not result in any Adverse Claim on any Receivable other than pursuant to the Transaction Documents, Related Security or Collection or give cause for the acceleration of any of its indebtedness.

            (c) No Consent Required. No approval, authorization or other action by, or filings with, any Governmental Authority or other Person is required in connection with the execution, delivery and performance by it of any Transaction Document to which it is a party or any transaction contemplated thereby.

            (d) Binding Effect. Each Transaction Document to which it is a party constitutes the legal, valid and binding obligation of such Person enforceable against that Person in accordance with its terms, except as limited by bankruptcy, insolvency, or other similar laws of general application relating to or affecting the enforcement of creditors' rights generally and subject to general principles of equity.

      Section 4.2. Additional Representations by Each Originator. Each Originator further severally represents and warrants to Buyer as follows:

            (a) Perfection of Ownership Interest. Immediately preceding its sale of Receivables to the Buyer, the applicable Originator was the owner of, had good title to, and effectively sold, such Receivables to the Buyer, free and clear of any Adverse Claim. Each Originator owns and has good title to the Receivables free of any Adverse Claim other than the interests of the Buyer therein that are created hereby, and the Buyer shall at all times have a valid and continuing ownership interest, enforceable as such against creditors of and purchasers from each Originator, in the Receivables and Collections. Other than the ownership interest granted to the Buyer pursuant to this Agreement, no Originator has pledged, assigned, sold or granted a security interest in, or otherwise conveyed, the Receivables or the Collections. Each Originator has authorized the filing of and is not aware of any financing statements against that include a description of collateral covering the Receivables or the Collections other than any financing statement relating to the security interest granted to the Buyer hereunder. Each Originator has caused or will have caused, within ten days after the date hereof, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under the applicable law in order to perfect the conveyance of Receivables by such Originator hereunder.

            (b) Accuracy of Information. The information furnished by each Originator, in connection with any Transaction Document, or any transaction contemplated thereby, is true and accurate in all material respects (and is not incomplete by omitting any information necessary to prevent such information from being materially misleading, provided that, with respect to projected financial information, each Originator represents only that such information was prepared in good faith, subject to any express qualifications set forth in such projections, based upon assumptions believed to be reasonable at the time).

            (c) No Actions, Suits. There are no actions, suits or other proceedings (including matters relating to environmental liability) pending or threatened against or affecting any Originator or any of its properties, that (i) have a reasonable likelihood of an adverse outcome and, if adversely determined (individually or in the aggregate), can reasonably be expected to have a material adverse effect on the financial condition of the Parent and its subsidiaries, taken as a whole, or on the collectibility of a material portion of the Receivables or (ii) involve any Transaction Document or any transaction contemplated thereby. No Originator is in default of any contractual obligation or in violation of any order, rule or regulation of any Governmental Authority, which default or violation is reasonably likely to have a material adverse effect upon (i) the financial condition of the Parent and its subsidiaries, taken as a whole or (ii) the collectibility of a material portion of the Receivables.

            (d) No Material Adverse Change. Except as described in the Parent's Quarterly Reports on Form 10-Q for the fiscal quarters ended July 1,2001 and September 30, 2001, there has been no material adverse change since September 30,2001 in (i) such Originator's financial condition, business, operations or prospects or (ii) such Originator's ability to perform its obligations under any Transaction Document.

            (e) Accuracy of Exhibits. All information on Exhibits D and E of the Second Tier Agreement (to the extent describing an Originator) is true and complete in all material respects, subject to any changes permitted by, and notified to the Agent in accordance with the Second Tier Agreement. None of the Originators' locations (including without limitation their respective chief executive offices and principal places of business) has changed within the past five years. During the past five years, no Originator has used any corporate, fictitious or trade name other than a name set forth of Exhibit D to the Second Tier Agreement. Exhibit D to the Second Tier Agreement lists the federal employer identification numbers of the Originators.

            (f) Sales by United States Originators. Each sale by a United States Originator to Buyer of an interest in Receivables and their Collections has been made for "reasonably equivalent value" (as such term is used in Section 548 of the Bankruptcy Code) and not for or on account of "antecedent debt" (as such term is used in Section 547 of the Bankruptcy
      Code) owed by such Originator to Buyer.

            (g) Eligible Receivables. Each Receivable of such Originator listed on the Periodic Report as part of the Eligible Receivables Balance was an Eligible Receivable as of the date of such Periodic Report.

SECTION 5.  GENERAL COVENANTS.

      Section 5.1. Covenants. Each Originator hereby severally covenants and agrees to comply with the following covenants and agreements, unless Buyer (with the consent of the Agent) shall otherwise consent:

            (a) Notices. Promptly upon any financial or executive officer of an Originator becoming aware of any of the following, such Originator will notify Buyer and provide a description of:

                  (i) Potential Termination Events. The occurrence of any
            Potential Termination Event;

                  (ii) Representations and Warranties. The failure of any
            representation or warranty herein to be true (when made or at any time thereafter) in any material respect;

                  (iii) Litigation. The institution of any litigation,
            arbitration proceeding or governmental proceeding reasonably likely to be material to such Originator or the collectibility or quality of a material portion of the Receivables;

                  (iv) Judgments. The entry of any judgment, award or decree against such Originator if the aggregate amount of all unsatisfied and unstayed judgments then outstanding against such Originator, the Seller Entities and the Subsidiaries exceeds $5,000,000; or

                  (v) Changes in Business. Any change in the character of any
            Originator's business that is reasonably expected to impair the collectibility or quality of any material portion of the Receivables.

            (b) Conduct of Business. Each Originator will perform all actions necessary to remain duly incorporated, validly existing and in good standing in its jurisdiction of incorporation and to maintain all requisite authority to conduct its business in each jurisdiction in which it conducts business.

            (c) Compliance with Laws. Each Originator will comply with all laws, regulations, judgments and other directions or orders imposed by any Governmental Authority to which each Originator or any Receivable, any Related Security or Collection may be subject, except to the extent non-compliance will have a material adverse effect on (i) the collectibility of the Receivables, or (ii) the financial condition, business or operations of Parent and its Subsidiaries, taken as a whole.

            (d) Furnishing Information and Inspection of Records. Each Originator will furnish to Buyer such information concerning the Receivables originated by it as Buyer may reasonably request. Each Originator will permit, at any time during regular business hours, upon reasonable advance notice, Buyer (or any representatives thereof) (i) to examine and make copies of all Records, (ii) to visit the offices and properties of such Originator or office of any other Person for the purpose of examining the Records and (iii) to discuss matters relating hereto with any of such Originator's officers, directors, employees or independent public accountants having knowledge of such matters. Buyer may (at the expense of the applicable Originator) have an independent public accounting firm conduct an audit of the Records or make test verification of the Receivables and Collections in connection with the audit and test verifications conducted on behalf of the Agent under the Second Tier Agreement.

            (e) Keeping Records. (i) Each Originator will have and maintain (A) administrative and operating procedures (including an ability to recreate Records if originals are destroyed), (B) adequate facilities, personnel and equipment and (C) all Records and other information necessary or advisable for collecting the Receivables originated by it (including Records adequate to permit the immediate identification of each new Receivable originated by it and all Collections of, and adjustments to, each existing Receivable originated by it). Each Originator will give Buyer prior notice of any material change in such administrative operating procedures.

            (ii) Each Originator will, (A) at all times from and after the date hereof, clearly and conspicuously mark its computer and master data processing books and records with a legend describing Buyer's interest in the Receivables originated by it and the Collections and (B) upon the request of the Buyer after a Termination Event, so mark each contract relating to a Receivable and deliver to the Buyer all such contracts (including all multiple originals of such contracts), with any appropriate endorsement or assignment, or segregate (from all other receivables then owned or being serviced by such Originator) the Receivables and all contracts relating to each Receivable and hold in trust and safely keep such contracts so legended in separate filing cabinets or other suitable containers at such locations as the Buyer may specify.

            (f) Perfection. (i) Each Originator will at its expense, promptly execute and deliver all instruments and documents and take all action necessary or requested by the Buyer (including the execution and filing of financing or continuation statements, amendments thereto or assignments thereof) to enable the Buyer to exercise and enforce all its rights hereunder and to vest and maintain vested in the Buyer a valid, first priority perfected security interest in such Receivables, the Collections, the Related Security the Lock-Box Accounts and proceeds thereof free and clear of any Adverse Claim. The Buyer will be permitted to sign and file any continuation statements, amendments thereto and assignments thereof without the Buyer's signature.

            (ii) Each Originator will only change its name, identity or corporate structure or relocate its jurisdiction or chief executive office or the Records following thirty (30) days advance written notice to the Buyer and the delivery to the Buyer of all financing statements, instruments and other documents (including direction letters) requested by the Buyer.

            (iii) Each United States Originator will at all times maintain its chief executive office and jurisdiction of organization within a jurisdiction in the USA in which Article 9 of the UCC (as it may be amended from time to time) is in effect. The Canadian Originator will maintain its registered office in the Province of Ontario. If any Originator moves its registered office to a location that imposes Taxes, fees or other charges to perfect the Buyer's interests hereunder, such Originator will pay all such amounts and any other costs and expenses incurred in order to maintain the enforceability of the Transaction Documents, the Sold Interest and the interests of the Buyer in the Receivables, the Related Security and Collections.

            (g) Payments on Receivables, Accounts. Each Originator will at all times instruct all Obligors to deliver payments on the Receivables (including Deemed Collections) to a Lock-Box or Lock-Box Account. If any such payments or other Collections are received by an Originator, it shall hold such payments in trust for the benefit of the Buyer and promptly (but in any event within two Business Days after receipt) remit such funds into a Lock-Box Account. Each Originator will cause each Lock-Box Bank to comply with the terms of each applicable Lock-Box Letter. After the occurrence of a Termination Event or the Liquidity Termination Date, such Originator will not, and will not permit any Collection Agent or other Person to, commingle Collections or other funds to which the Buyer is entitled with any other funds. Each Originator shall only add a Lock-Box Bank, Lock-Box, or Lock-Box Account to those listed on Exhibit E of the Second Tier Agreement if the Buyer has received notice of such addition, a copy of any new Lock-Box Agreement and an executed and acknowledged copy of a Lock-Box Letter substantially in the form of Exhibit F of the Second Tier Agreement (with such changes as are acceptable to the Buyer) from any new Lock-Box Bank. Each Originator shall only terminate a Lock-Box Bank or Lock-Box, or close a Lock-Box Account, upon 30 days advance notice to the Buyer.

            (h) Sales and Adverse Claims Relating to Receivables. Except as otherwise provided herein, no Originator will (by operation of law or otherwise) dispose of or otherwise transfer, or create or suffer to exist any Adverse Claim upon, any Receivable or any proceeds thereof.

            (i) Extension or Amendment of Receivables. Except as otherwise permitted in Section 3.2(b) of the Second Tier Agreement and then subject to Section 1.5 of the Second Tier Agreement, no Originator will extend, amend, rescind or cancel any Receivable.

            (j) Performance of Duties. Each Originator will perform its duties or obligations in accordance with the provisions of each of the Transaction Documents. Each Originator (at its expense) will (i) fully and timely perform in all material respects all agreements required to be observed by it in connection with each Receivable, (ii) comply in all material respects with the Credit and Collection Policy, and (iii) refrain from any action that may impair the rights of Buyer in the Receivables, the Related Security, Collections or Lock-Box Accounts.

            (k) Change in Business or Credit and Collection Policy. No Originator will make any material change in the character of its business and will not make any material adverse change to the Credit and Collection Policy.

            (l) Accounting for Sale. No Originator will account for, or otherwise treat, the transactions contemplated hereby other than as a sale of Receivables or inconsistent with the Purchasers' ownership interests in the Receivables and Collections.

            (m) Certain Agreements. Except as otherwise permitted by this Agreement, no Originator will amend, modify, waive, revoke or terminate any Transaction Document to which it is a party.

      Section 5.2. Organizational Separateness. Each Originator agrees not to take any action that would cause Buyer to violate its formative documents. Buyer agrees to conduct its business in a manner consistent with its formative documents.

SECTION 6.  TERMINATION OF PURCHASES.

      Section 6.1. Voluntary Termination. The purchase and sale of Receivables pursuant to this Agreement may be terminated by any party, upon at least five Business Days' prior written notice to the other parties.

      Section 6.2. Automatic Termination. The purchase and sale of Receivables pursuant to this Agreement shall automatically terminate upon the occurrence of
(i) a Bankruptcy Event with respect to any Originator, or (ii) the Liquidity Termination Date.

SECTION 7.  INDEMNIFICATION.

      Section 7.1. Originators' Indemnity. Without limiting any other rights any Person may have hereunder or under applicable law, each Originator, jointly and severally, hereby indemnifies and holds harmless Buyer and its officers, directors, agents and employees (each an "Indemnified Party") from and against any and all damages, losses, claims, liabilities, penalties, Taxes, costs and expenses (including reasonable attorneys' fees and court costs actually incurred) (all of the foregoing collectively, the "Indemnified Losses") at any time imposed on or incurred by any Indemnified Party arising out of or otherwise relating to any Transaction Document, the transactions contemplated thereby, or any action taken or omitted by any of the Indemnified Parties, whether arising by reason of the acts to be performed by such Originator hereunder or otherwise, excluding only Indemnified Losses ("Excluded Losses") to the extent (a) a final judgment of a court of competent jurisdiction holds such Indemnified Losses resulted solely from gross negligence or willful misconduct of the Indemnified Party seeking indemnification, (b) due to the credit risk or financial inability to pay of the Obligor and for which reimbursement would constitute recourse to such Originator or the Collection Agent for uncollected or uncollectible Receivables, and (c) such Indemnified Losses include Taxes on, or measured by, the overall net income or gross receipts of the Buyer or any of its assignees. Without limiting the foregoing indemnification, but subject to the limitations set forth in clauses (a), (b) and (c) of the previous sentence, each Originator, jointly and severally, shall indemnify each Indemnified Party for Indemnified Losses relating to or resulting from:

            (i) any representation or warranty made by or on behalf of an Originator under or in connection with this Agreement, any Periodic Report or any other information or report delivered by an Originator pursuant to the Transaction Documents, which shall have been false or incorrect in any material respect when made or deemed made;

            (ii) the failure by an Originator to comply with any applicable law, rule or regulation related to any Receivable, or the nonconformity of any such Receivable with any such applicable law, rule or regulation;

            (iii) the failure of an Originator to vest and maintain vested in Buyer, a perfected ownership or security interest in the Receivables and the other property conveyed pursuant hereto, free and clear of any Adverse Claim;

            (iv) any commingling of funds to which Buyer is entitled hereunder with any other funds;

            (v) any failure of a Lock-Box Bank to comply with the terms of the applicable Lock-Box Letter;

            (vi) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor or financial inability of the Obligor to pay) of the Obligor to the payment of any Receivable, or any other claim resulting from the sale or lease of goods or the rendering of services related to such Receivable or the furnishing or failure to furnish any such goods or services or other similar claim or defense not arising from the financial inability of any Obligor to pay undisputed indebtedness;

            (vii) any failure of an Originator to perform its duties or obligations in accordance with the provisions of this Agreement or any other Transaction Document to which an Originator is a party; or

            (viii) any environmental liability claim, products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort, arising out of or in connection with any Receivable or any other suit, claim or action of whatever sort relating to any of any Originator's obligations under the Transaction Documents.

      Section 7.2. Indemnification Due to Failure to Consummate Purchase. Each Originator will indemnify Buyer on demand and hold it harmless against all costs (including, without limitation, breakage costs) and expenses incurred by Buyer resulting from any failure by such Originator to consummate a purchase after Buyer has requested a transfer of the applicable Receivables to the Purchasers under the terms of the Second Tier Agreement.

SECTION 8.  MISCELLANEOUS.

      Section 8.1. Amendments, Waivers, Etc. No amendment of this Agreement or waiver of any provision hereof or consent to any departure by either party therefrom shall be effective without the written consent of the party that is sought to be bound. Any such waiver or consent shall be effective only in the specific instance given. No failure or delay on the part of either party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Each Originator agrees that the Purchasers may rely upon the terms of this Agreement, and that the terms of this Agreement may not be amended, nor any material waiver of those terms be granted, without the consent of the Agent; provided that such Originator and Buyer may agree to an adjustment of the purchase price for any Receivable originated by such Originator without the consent of the Agent provided that the purchase price paid for such Receivable shall be an amount not less than adequate consideration that represents fair value for such Receivable.

      Section 8.2. Assignment of Receivables Purchase Agreement. Each Originator hereby acknowledges that on the date hereof Buyer has collaterally assigned for security purposes all of its right, title and interest in, to and under this Agreement to the Agent for the benefit of the Purchasers pursuant to the Second Tier Agreement and that the Agent and the Purchasers are third party beneficiaries hereof. Each Originator hereby further acknowledges that after the occurrence and during the continuation of a Termination Event all provisions of this Agreement inuring to the benefit of the Buyer shall inure to the benefit of the Agent and the Purchasers, including the enforcement of any provision hereof to the extent set forth in the Second Tier Agreement, but that neither the Agent nor any Purchaser shall have any obligations or duties under this Agreement. No purchases shall take place hereunder at any time that the Agent has exercised its right to enforce Buyer's rights hereunder pursuant to Section 1.8 of the Second Tier Agreement. Each Originator hereby further acknowledges that the execution and performance of this Agreement are conditions precedent for the Agent and the Purchasers to enter into the Second Tier Agreement and that the agreement of the Agent and Purchasers to enter into the Second Tier Agreements will directly or indirectly benefit such Originator and constitutes good and valuable consideration for the rights and remedies of the Agent and each Purchaser with respect hereto.

      Section 8.3. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall also, to the extent provided herein, inure to the benefit of the parties to the Second Tier Agreement. Each Originator acknowledges that Buyer's rights under this Agreement are being assigned to the Agent under the Second Tier Agreement and consents to such assignment and to the exercise of those rights directly by the Agent, to the extent permitted by the Second Tier Agreement.

      Section 8.4. Survival. The rights and remedies with respect to any breach of any representation and warranty made by an Originator or Buyer pursuant to
Section 4 and the indemnification provisions of Section 7 shall survive any termination of this Agreement.

      Section 8.5. Costs, Expenses and Taxes. In addition to the obligations of the Originators under Section 7, each party (the Originators being one party and the Buyer the other party) hereto agrees to pay on demand all costs and expenses incurred by the other party and its assigns (other than Excluded Losses) in connection with the enforcement of, or any actual or claimed breach of, this Agreement, including the reasonable fees and expenses of counsel to any of such Persons incurred in connection with any of the foregoing or in advising such Persons as to their respective rights and remedies under this Agreement in connection with any of the foregoing. Each Originator, jointly and severally, also agrees to pay on demand all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing, and recording of this Agreement.

      Section 8.6. Execution in Counterparts; Integration. This Agreement may be executed in any number of counterparts and by the different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

      Section 8.7. Governing Law; Submission to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS. EACH ORIGINATOR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS AND OF ANY ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF, OR RELATING TO, THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY. Each Originator hereby irrevocably waives, to the fullest extent permitted by law, any objection it may now or hereafter have to the venue of any such proceeding and any claim that any such proceeding has been brought in an inconvenient forum. Nothing in this Section 8.7 shall affect the right of the Agent or any Purchaser to bring any action or proceeding against the Seller or its property in the courts of other jurisdictions.

      Section 8.8. No Proceedings. Each Originator agrees, for the benefit of the parties to the Second Tier Agreement, that it will not institute against Buyer, or join any other Person in instituting against Buyer, any proceeding of a type referred to in the definition of Bankruptcy Event until one year and one day after no investment, loan or commitment is outstanding under the Second Tier Agreement.

      Section 8.9. Loans by Buyer to Originators. Buyer may make loans to an Originator from time to time if so agreed between such parties and to the extent that Buyer has funds available for that purpose after satisfying its obligations under this Agreement and the Second Tier Agreement. Any such loan shall be payable upon demand (and may be prepaid with penalty or premium) and shall bear interest at such rate as Buyer and such Originator shall from time to time agree.

      Section 8.10. Notices. Unless otherwise specified, all notices and other communications hereunder shall be in writing (including by telecopier or other facsimile communication), given to the appropriate Person at its address or telecopy number set forth in the Second Tier Agreement or at such other address or telecopy number as such Person may specify, and effective when received at the address specified by such Person.

      Section 8.11. Entire Agreement. This Agreement constitutes the entire understanding of the parties thereto concerning the subject matter thereof. Any previous or contemporaneous agreements, whether written or oral, concerning such matters are superseded thereby.

      Section 8.12. Payments in Relevant Currency. All payments to be made by each Originator hereunder shall be made in Dollars (the "relevant currency"). To the fullest extent permitted by law, the obligation of each Originator in respect of any amount due in the relevant currency under this Agreement shall, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the relevant currency that the Buyer or its assignee, as applicable, may, in accordance with normal banking procedures, purchase with the sum paid in such other currency (after any premium and costs of exchange) on the Business Day immediately following the day on which the Buyer or its assignee, as applicable, receives such payment. If the amount in the relevant currency that may be so purchased for any reason falls short of the amount originally due, each Originator shall pay such additional amounts, in the relevant currency, as may be necessary to compensate for the shortfall. Any obligations of the undersigned not discharged by such payment shall, to the fullest extent permitted by applicable law, be due as a separate and independent obligation and, until discharged as provided herein, shall continue in full force and effect.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                          PERKINELMER, INC., as Originator and
                                             Initial Collection Agent


                                          By  /s/ John L. Healy
                                              ---------------------------------
                                              Name: John L. Healy
                                                    ---------------------------
                                              Title:  Assistant Clerk
                                                    ---------------------------

                                          PERKINELMER HOLDINGS, INC.,
                                             as Originator


                                          By  /s/ John L. Healy
                                              ---------------------------------
                                              Name:  John L. Healy
                                                   ----------------------------
                                              Title:     Clerk
                                                    ---------------------------

                                          PERKINELMER LIFE SCIENCES, INC.,
                                             as Originator

                                          By  /s/ John L. Healy
                                              ---------------------------------
                                              Name:   John L. Healy
                                                    ---------------------------
                                              Title:  Assistant Secretary
                                                    ---------------------------

                                          PERKINELMER INSTRUMENTS LLC,
                                             as Originator

                                          By  /s/ John L. Healy
                                              ---------------------------------
                                              Name:   John L. Healy
                                                    ---------------------------
                                              Title:   Assistant Secretary
                                                    ---------------------------

                                          PERKINELMER OPTOELECTRONICS NC, INC.,
                                             as Originator

                                          By  /s/ John L. Healy
                                              ---------------------------------
                                              Name:   John L. Healy
                                                    ---------------------------
                                              Title: Secretary
                                                    ---------------------------


                               Signature Page for
                          Purchase and Sale Agreement

                                         PERKINELMER OPTOELECTRONICS SC, INC.,
                                           as Originator

                                         By      /s/ John L. Healy
                                            -----------------------------------
                                            Name:  John L. Healy
                                                  -----------------------------
                                            Title:     Secretary
                                                   ----------------------------


                                         PERKINELMER CANADA, INC.,
                                           as Originator

                                         By      /s/ John L. Healy
                                            -----------------------------------
                                            Name: John L. Healy
                                                  -----------------------------
                                            Title:    Assistant Secretary
                                                   ----------------------------

                                         PERKINELMER RECEIVABLES COMPANY, as
                                           Buyer


                                         By      /s/ John L. Healy
                                            -----------------------------------
                                            Name:  John L. Healy
                                                  -----------------------------
                                            Title: Vice President and Secretary
                                                   ----------------------------



                               Signature Page for
                          Purchase and Sale Agreement